UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2008
NATURAL GAS SERVICES GROUP, INC
(Exact name of registrant as specified in its charter)

Colorado	75-2811855
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2911 SCR 1260
Midland, Texas 79706
(Address of principal executive offices)

(432) 563-3974
(Issuer’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 21, 2008, Natural Gas Services Group, Inc. issued a press release announcing its results of operations for the fourth quarter and fiscal year ended December 31, 2007. The press release issued on February 21, 2008 is furnished as Exhibit No. 99 to this Current Report on Form 8-K. Natural Gas Services Group's annual report on Form 10-K and its reports on Forms 10-Q and 8-K and other publicly available information should be consulted for other important information about Natural Gas Services Group, Inc.

The information in this Current Report on Form 8-K, including Exhibit No. 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.  Financial Statements and Exhibits.

(d)         Exhibits

The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
99	Press release issued February 21, 2008
(furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

By:           /s/ Stephen C. Taylor
                                                Stephen C. Taylor, Chairman
of the Board, President and
Chief Executive Officer

Dated:  February 20, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99	Press release issued February 20, 2008
(furnished pursuant to Item 2.02)

Exhibit 99

FOR IMMEDIATE RELEASE	NEWS
February 21, 2008	Amex – NGS

NATURAL GAS SERVICES GROUP ANNOUNCES A 62% INCREASE IN NET INCOME AND
A 53% INCREASE IN EPS (DILUTED) FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

56% Increase In Net Income For The Three Months Ended December 31, 2007 to $3.6 Million
58% Increase In EPS (Diluted) For The Three Months Ended December 31, 2007 to $0.30 per share

MIDLAND, Texas, February 21, 2008 – Natural Gas Services Group, Inc. (AMEX:NGS), a leading provider of equipment and services to the natural gas  industry, announces its financial results for the fourth quarter and twelve months ended December 31, 2007.

(in thousands of dollars, except per share amounts)	Three Months Ended December 31,		Change	Twelve Months Ended December 31,		Change
	2006	2007		2006	2007
	(unaudited)			(unaudited)

Revenue	$16,563	$19,502	18%	$62,729	$72,489	16%
Operating income	$3,476	$5,020	44%	$12,131	$18,589	53%
Net income	$2,320	$3,614	56%	$7,588	$12,278	62%
EPS (Basic)	$0.19	$0.30	58%	$0.67	$1.02	52%
EPS (Diluted)	$0.19	$0.30	58%	$0.66	$1.01	53%
EBITDA	$5,737	$7,279	27%	$19,541	$27,358	40%
Weighted avg. shares outstanding:
Basic	12,016	12,082		11,405	12,071
Diluted	12,078	12,133		11,472	12,114

Revenue: Total revenue increased from $16.6 million to $19.5 million, or 18%, for the three months ended December 31, 2007, compared to the same period ended December 31, 2006. This increase was the result of a 27% growth in rental revenue and a 12% increase in sales revenue.  Total revenues for the comparable twelve month periods increased 16%, or $9.8 million. This increase was the result of 29% higher rental revenue and 8% greater sales revenue.

Operating income:   Operating income increased from $3.5 million to $5.0 million, or 44%, for the three months ended December 31, 2007, compared to the same period ended December 31, 2006.  Operating income increased from $12.1 million to $18.6 million, or 53%, for the twelve months ended December 31, 2007 compared to the same period ended December 31, 2006.  Growth in operating income benefited primarily from the appreciably higher compressor sales gross margins achieved in the comparable quarterly and year-to-date periods.

Net income:   Net income for the three months ended December 31, 2007, increased 56% to $3.6 million, as compared to net income of $2.3 million for the same period in 2006. Net income for the twelve months ended December 31, 2007 increased 62% to $12.3 million, as compared to net income of $7.6 million for the same period in 2006.  The increase for the twelve months of 2007 was mainly the result of increased operating income, a lower income tax rate, and a lower interest expense from our reduced debt balances.

EBITDA:   EBITDA   (see discussion of EBITDA at the end of this release) increased 27% to $7.3 million for the fourth quarter ended December 31, 2007, versus $5.7 million for the same period in 2006.  EBITDA grew 40% to $27.4 million for the twelve months ended December 31, 2007, compared to $19.5 million for the same period in 2006.

Earnings per Share:   Earnings per diluted share were $0.30 during the three months ending December 31, 2007 as compared to $0.19 during the same 2006 period, a 58% increase.  Comparing the twelve months of 2006 versus 2007, our earnings per diluted share grew from $0.66 to $1.01, or 53%.

Steve Taylor, President and CEO of Natural Gas Services Group, Inc. said, “Our excellent financial results not only verify our ability to execute on our plan, but continue to confirm that we are a leader in our market.  We continue to be encouraged by the opportunities we see and our ability to capitalize on them and anticipate adding a record 300-350 rental compressors to the fleet in 2008.”

The Company has scheduled a conference call Thursday, February 21, 2008 at 10:00 a.m., Central Standard Time, to discuss 2007 Fourth Quarter and Twelve Months Financial Results.

What:  Natural Gas Services Group, Inc. 2007 Fourth Quarter and Twelve Months Financial Results Conference Call

When: Thursday, February 21, 2008 at 10:00 a.m., CST

How:  Live via phone by dialing 800-624-7038.  Code: Natural Gas Services.  Participants to the Conference call should call in at least 5 minutes prior to the start time.

Steve Taylor, President and CEO of Natural Gas Services Group, Inc. will be leading the call and discussing fourth quarter and twelve months financial results.

About Natural Gas Services Group, Inc. (NGS)
NGS is a leading provider of small to medium horsepower, wellhead compression equipment to the natural gas industry with a primary focus on the non-conventional gas industry, i.e., coalbed methane, gas shales and tight gas. The Company manufactures, fabricates, rents and maintains natural gas compressors that enhance the production of natural gas wells. The Company also designs and sells custom fabricated natural gas compressors to particular customer specifications and sells flare systems for gas plant and production facilities. NGS is headquartered in Midland, Texas with manufacturing facilities located in Tulsa, Oklahoma, Lewiston, Michigan and Midland, Texas and service facilities located in major gas producing basins in the U.S.

For More Information, Contact:
Jim Drewitz, Investor Relations
830-669-2466
jim@jdcreativeoptions.com
Or visit the Company's website at www.ngsgi.com

“EBITDA” reflects net income or loss before interest, taxes, depreciation and amortization.  EBITDA is a measure used by analysts and investors as an indicator of operating cash flow since it excludes the impact of movements in working capital items, non-cash charges and financing costs.  Therefore, EBITDA gives the investor information as to the cash generated from the operations of a business.  However, EBITDA is not a measure of financial performance under accounting principles generally accepted in the United States of America (“GAAP”), and should not be considered a substitute for other financial measures of performance.  EBITDA as calculated by NGS may not be comparable to EBITDA as calculated and reported by other companies. The most comparable GAAP measure to EBITDA is net income. The reconciliation of net income to EBITDA and gross margin is as follows:

(in thousands of dollars)	Three months ended December 31,		Twelve months ended December 31,
	2006	2007	2006	2007
Net income	$2,320	$3,614	$7,588	$12,278
Interest expense	339	276	1,646	1,155
Provision for income taxes	1,193	1,367	4,287	6,455
Depreciation and amortization	1,885	2,022	6,020	7,470
EBITDA	$5,737	$7,279	$19,541	$27,358
Other operating expenses	1,445	1,551	5,270	5,324
Other expense (income)	(375)	(237)	(1,390)	(1,299)
Gross margin	$6,807	$8,593	$23,421	$31,383

We define gross margin as total revenue less cost of sales (excluding depreciation and amortization expense).  Gross margin is included as a supplemental disclosure because it is a primary measure used by our management as it represents the results of revenue and cost of sales (excluding depreciation and amortization expense), which are key components of our operations.  Because we use capital assets, depreciation expense is a necessary element of our costs and our ability to generate revenue and selling, general and administrative expense is a necessary cost to support our operations and required corporate activities.  Management uses this non-GAAP measure as a supplemental measure to other GAAP results to provide a more complete understanding of our performance.  As an indicator of our operating performance, gross margin should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP.  Our gross margin may not be comparable to a similarly titled measure of another company because other entities may not calculate gross margin in the same manner.

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks and uncertainties, which may cause NGS’s actual results in future periods to differ materially from forecasted results.  Those risks include, among other things, the loss of market share through competition or otherwise; the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which could cause a decline in the demand for NGS’s products and services; and new governmental safety, health and environmental regulations which could require NGS to make significant capital expenditures. The forward-looking statements included in this press release are only made as of the date of this press release, and NGS undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

NATURAL GAS SERVICES GROUP, INC. AND SUBSIDIARY
UNAUDITED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except per share data)

	December 31,
	2006	2007
ASSETS
Current Assets:
Cash and cash equivalents	$4,391	$245
Short-term investments	25,052	18,661
Trade accounts receivable, net of doubtful accounts of $110, both periods	8,463	11,322
Inventory, net of allowance for obsolescence of $347 and $273, respectively	16,943	20,769
Prepaid income taxes	—	3,584
Prepaid expenses and other	321	641
Total current assets	55,170	55,222

Rental equipment, net of accumulated depreciation of $11,320 and $16,810, respectively	59,866	76,025
Property and equipment, net of accumulated depreciation of $3,679 and $4,792, respectively	6,714	8,580
Goodwill, net of accumulated amortization of $325, both periods	10,039	10,039
Intangibles, net of accumulated amortization of $819 and $1,145, respectively	3,650	3,324
Other assets	113	43
Total assets	$135,552	$153,233

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Current portion of long-term debt and subordinated notes	$4,442	$4,378
Line of credit	—	600
Accounts payable	2,837	4,072
Accrued liabilities	2,077	3,990
Current income tax liability	1,056	3,525
Deferred income	225	81
Total current liabilities	10,637	16,646

Long term debt, less current portion	12,950	9,572
Subordinated notes-related parties, less current portion	1,000	—
Deferred income tax payable	9,764	12,635
Total liabilities	34,351	38,853

Stockholders’ equity:
Preferred stock, 5,000 shares authorized, no shares outstanding	—	—
Common stock, 30,000 shares authorized, par value $0.01;12,046 and 12,085 shares issued and outstanding, respectively	120	121
Additional paid-in capital	82,560	83,460
Retained earnings	18,521	30,799
Total stockholders' equity	101,201	114,380
Total liabilities and stockholders' equity	$135,552	$153,233

NATURAL GAS SERVICES GROUP, INC. AND SUBSIDIARY
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(amounts in thousands, except per share data)

	For the Years Ended December 31,
	2005	2006	2007
Revenue:
Sales, net	$30,278	$38,214	$41,088
Service and maintenance income	2,424	979	964
Rental income	16,609	23,536	30,437
Total revenue	49,311	62,729	72,489
Operating costs and expenses:
Cost of sales, exclusive of depreciation stated separately below	23,331	29,629	28,124
Cost of service, exclusive of depreciation stated separately below	1,479	735	600
Cost of rental, exclusive of depreciation stated separately below	6,528	8,944	12,382
Selling, general and administrative expense	4,890	5,270	5,324
Depreciation and amortization	4,224	6,020	7,470
Total operating costs and expenses	40,452	50,598	53,900

Operating income	8,859	12,131	18,589

Other income (expense):
Interest expense	(1,997)	(1,646)	(1,155)
Other income	199	1,390	1,299
Total other income (expense)	(1,798)	(256)	144

Income before provision for income taxes	7,061	11,875	18,733

Provision for income taxes:
Current	207	1,743	3,525
Deferred	2,408	2,544	2,930
Total income tax expense	2,615	4,287	6,455

Net income	4,446	7,588	12,278

Earnings per common share:
Basic	$0.59	$0.67	$1.02
Diluted	$0.52	$0.66	$1.01
Weighted average common shares outstanding:
Basic	7,564	11,405	12,071
Diluted	8,481	11,472	12,114

NATURAL GAS SERVICES GROUP, INC. AND SUBSIDIARY
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)

	For the Years Ended December 31,
	2005	2006	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,446	$7,588	$12,278
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,224	6,020	7,470
Deferred taxes	2,408	2,544	2,930
Employee stock option expense	135	376	541
Loss (gain) on disposal of assets	(28)	13	(1)
Changes in current assets:
Trade accounts and other receivables	(1,352)	(2,271)	(2,859)
Inventory	(5,699)	749	(3,826)
Prepaid expenses and other	(362)	135	(3,904)
Changes in current liabilities:
Accounts payable and accrued liabilities	337	(3)	3,228
Current income tax liability	187	849	2,581
Deferred income	(855)	122	(144)
Other assets	348	(46)	(25)
NET CASH PROVIDED BY OPERATING ACTIVITIES	3,789	16,076	18,269
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(17,708)	(27,684)	(25,307)
Purchase of short-term investments	—	(38,252)	(2,609)
Redemption of short-term investments	—	13,200	9,000
Assets acquired, net of cash	(7,584)	—	—
Proceeds from sale of property and equipment	264	73	95
Changes in restricted cash	2,000	—	—
NET CASH USED IN INVESTING ACTIVITIES	(23,028)	(52,663)	(18,821)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from line of credit	300	1,375	600
Proceeds from long-term debt	21,517	68	—
Repayments of long-term debt	(13,077)	(9,581)	(4,442)
Repayment of line of credit	—	(1,675)	—
Proceeds from exercise of stock options and warrants	13,085	357	248
Proceeds from sale of stock, net of transaction costs	—	47,163	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	21,825	37,707	(3,594)

NET CHANGE IN CASH	2,586	1,120	(4,146)
CASH AT BEGINNING OF PERIOD	685	3,271	4,391
CASH AT END OF PERIOD	$3,271	$4,391	$245

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid	$1,877	$1,692	$1,191
Income taxes paid	$24	$894	$4,620

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Assets acquired for issuance of subordinated debt	3,000	—	—
Assets acquired for issuance of common stock	5,120	—	—